                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of report: December 11, 2000
                    Capita Equipment Receivables Trust 1997-1

A New York                       Commission File                 I.R.S. Employer
Corporation                      No. 333-34793                    No. 13-7135550

                          c/o AT&T Capital Corporation
                       650 Cit Drive Livingston, NJ 07039
                         Telephone Number (973) 535-5909

ITEM. 5  OTHER
CAPITA EQUIPMENT RECEIVABLES TRUST 1997-1
MONTHLY SERVICING REPORT

DETERMINATION DATE:      DECEMBER 8, 2000      PAYMENT DATE:   DECEMBER 15, 2000
COLLECTION PERIOD:      NOVEMBER 30, 2000
I.    INFORMATION REGARDING THE CONTRACTS

  1.  CONTRACT POOL PRINCIPAL BALANCE
      a. Beginning of Collection Period                    $220,035,238
      b. End of Collection Period                          $206,108,343
      c. Reduction for Collection Period                   $ 13,926,895
  2.  DELINQUENT SCHEDULED PAYMENTS
      a. Beginning of Collection Period                    $  5,871,221
      b. End of Collection Period                          $  6,232,506
  3.  LIQUIDATED CONTRACTS
      a. Number of Liquidated Contracts                              82
         with respect to Collection Period                           --
      b. Required Payoff Amounts of Liquidated Contracts   $    589,561
      c. Total Reserve for Liquidation Expenses            $       --
      d. Total Liquidation Proceeds Received               $    176,950
      e. Liquidation Proceeds Allocated to Owner Trust     $    176,950
      f. Liquidation Proceeds Allocated to Depositor       $       --
      g. Current Realized Losses                           $    412,611
  4.  PREPAID CONTACTS
      a. Number of Prepaid Contracts with respect                   195
         to Collection Period                                       ---
      b. Required Payoff Amounts of Prepaid Contracts      $  1,033,108
  5.  PURCHASED CONTRACTS (BY TCC)
      a. Number of Contracts Purchased by TCC with                    0
                                                                      -
         respect to Collection Period
      b. Required Payoff Amounts of Purchased Contracts    $       --

6. DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)

                        -----------------------------------------------------------------------------
                                                                                      % OF AGGREGATE
                        NUMBER OF              % OF         AGGREGATE REQUIRED        REQUIRED PAYOFF
                        CONTRACTS            CONTRACTS        PAYOFF AMOUNTS              AMOUNTS
                        -----------------------------------------------------------------------------
a. Current                23,851                90.55%         $189,495,300                89.24%
b. 31-60 days              1,246                 4.73%         $ 11,636,739                 5.48%
c. 61-90 days                583                 2.21%         $  4,832,806                 2.28%
d. 91-120 days               279                 1.06%         $  2,313,684                 1.09%
e. 120+ days                 380                 1.44%         $  4,062,320                 1.91%
f. Total                  26,339               100.00%         $212,340,848               100.00%

7. HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS

--------------------------------------------------------------------------------------------------------------------
                                    % OF                   % OF                    % OF                  % OF
                                 AGGREGATE              AGGREGATE               AGGREGATE             AGGREGATE
                              REQUIRED PAYOFF        REQUIRED PAYOFF         REQUIRED PAYOFF       REQUIRED PAYOFF
                                  AMOUNTS                AMOUNTS                 AMOUNTS               AMOUNTS
    COLLECTION
      PERIODS               31-60 DAYS PAST DUE    61-90 DAYS PAST DUE    91-120 DAYS PAST DUE    120+ DAYS PAST DUE
--------------------------------------------------------------------------------------------------------------------
      11/30/00                      5.48%                  2.28%                  1.09%                  1.91%
      10/31/00                      4.60%                  2.12%                  1.42%                  1.41%
      09/30/00                      4.87%                  2.47%                  1.52%                  1.34%
      08/31/00                      4.78%                  2.82%                  1.18%                  1.35%
      07/31/00                      5.09%                  2.58%                  1.17%                  1.33%
      06/30/00                      5.62%                  2.56%                  1.09%                  1.56%
      05/31/00                      4.63%                  1.83%                  1.16%                  1.57%
      04/30/00                      4.92%                  2.47%                  1.45%                  1.34%
      03/31/00                      5.20%                  2.85%                  1.14%                  1.25%
      02/29/00                      6.39%                  2.83%                  1.32%                  1.63%
      01/31/00                      5.70%                  2.42%                  1.30%                  1.55%
      12/31/99                      5.66%                  2.51%                  1.39%                  1.25%
      11/30/99                      5.55%                  2.46%                  1.24%                  1.39%
      10/31/99                      5.24%                  2.77%                  1.17%                  1.45%
      09/30/99                      5.19%                  2.14%                  1.13%                  1.38%
      08/31/99                      4.43%                  2.01%                  1.19%                  1.22%
      07/31/99                      4.53%                  2.14%                  1.21%                  1.27%
      06/30/99                      5.01%                  2.02%                  1.19%                  1.31%
      05/31/99                      5.77%                  2.37%                  1.10%                  1.38%
      04/30/99                      5.01%                  2.11%                  0.86%                  1.09%
      03/31/99                      5.41%                  2.06%                  0.92%                  1.15%
      02/28/99                      5.60%                  2.08%                  1.15%                  1.24%
      01/31/99                      5.46%                  2.19%                  0.94%                  1.11%
      12/31/98                      5.26%                  1.86%                  0.90%                  0.93%
      11/30/98                      5.07%                  1.66%                  0.78%                  0.88%
      10/31/98                      3.93%                  1.32%                  0.66%                  0.98%
      09/30/98                      3.98%                  1.18%                  0.62%                  0.94%
      08/31/98                      3.34%                  1.23%                  0.53%                  0.60%
      07/31/98                      3.28%                  1.12%                  0.52%                  0.85%
      06/30/98                      2.76%                  1.14%                  0.58%                  0.81%
      05/31/98                      3.63%                  1.12%                  0.61%                  0.75%
      4/30/98                       3.46%                  1.03%                  0.63%                  0.69%
      3/31/98                       3.30%                  1.26%                  0.51%                  0.63%
      2/28/98                       6.09%                  1.42%                  0.59%                  0.52%
      1/31/98                       3.34%                  0.96%                  0.41%                  0.26%
      12/31//97                     3.17%                  0.86%                  0.36%                  0.01%
      11/30/97                      2.89%                  0.49%                  0.00%                  0.00%

8. HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS

                                          ----------------------------------------------------------------------------------
                                           COLLECTION           3 COLLECTION      6 COLLECTION PERIODS      CUMULATIVE SINCE
                                             PERIOD            PERIODS ENDING            ENDING              CUT-OFF DATE
                                           NOVEMBER-00           NOVEMBER-00           NOVEMBER-00
                                          ----------------------------------------------------------------------------------
a. Number of Liquidated Contracts                 82                   436                   976                  8,829
b. Number of Liquidated                        0.108%                0.576%                1.290%                11.671%
   Contracts as a Percentage
   of Initial Contracts
c. Required Payoff Amounts of                589,561             3,128,295             7,960,775             73,804,617
   Liquidated Contracts
d. Liquidation Proceeds Allocated            176,950               531,512             1,235,526             11,881,163
   to Owner Trust
e. Aggregate Current Realized                412,611             2,596,783             6,725,248             61,923,454
   Losses
f. Aggregate Current Realized                  0.036%                0.226%                0.586%                 5.399%
   Losses as a Percentage of
   Cut-off Date Contract Pool
   Principal Balance

II. INFORMATION REGARDING THE SECURITIES

    1. SUMMARY OF BALANCE INFORMATION

---------------------------------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL BALANCE    CLASS FACTOR    PRINCIPAL BALANCE  CLASS FACTOR
                                                                  AS OF              AS OF             AS OF            AS OF
                                                               DECEMBER 15,       DECEMBER 15,      NOVEMBER 15,     NOVEMBER 15,
                  CLASS                       COUPON               2000               2000              2000             2000
                                               RATE            PAYMENT DATE       PAYMENT DATE      PAYMENT DATE     PAYMENT DATE
---------------------------------------------------------------------------------------------------------------------------------
        a. Class A-1 Notes                   5.790000%              $0              0.00000             $0             0.00000
        b. Class A-2 Notes                   6.030000%              $0              0.00000             $0             0.00000
        c. Class A-3 Notes                   6.120000%              $0              0.00000             $0             0.00000
        d. Class A-4 Notes                   6.190000%          $98,134,006         0.37569        $110,334,881        0.42240
        e. Class A-5 Notes                   6.745000%          $10,976,841         0.10454         $12,341,578        0.11754
        f. Class B Notes                     6.450000%          $68,820,000         1.00000         $68,820,000        1.00000
        g. Class C Notes (Quarterly Paying)  6.480000%          $34,410,000         1.00000         $34,410,000        1.00000
        h. Total                               N.A.            $212,340,848         0.18514        $225,906,459        0.19696


Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $212,340,847.71 and the CCA Balance is $23,751,714.11.

2. MONTHLY PRINCIPAL AMOUNT
   a. Principal Balance of Notes                                                                 $225,906,459
      (End of Prior Collection Period)
   b. Contract Pool Principal Balance (End of Collection Period)                                 $206,108,343
   c. Monthly Principal Amount                                                                   $ 19,798,116
3. GROSS COLLECTIONS
   a. Scheduled Payments Received                                                                $ 13,435,155
   b. Liquidation Proceeds Allocated to Owner Trust                                              $    176,950
   c. Required Payoff Amounts of Prepaid Contracts                                               $  1,033,108
   d. Required Payoff Amounts of Purchased Contracts                                             $       --
   e. Proceeds of Clean-up Call                                                                  $       --
   f. Investment Earnings on Collection, Note Distribution and Class C Funding Accounts          $     63,793
   g. Extension Fees Allocated to Owner Trust                                                    $       --
   h. Total Gross Collections (sum of (a) through (g))                                           $ 14,709,007
4. DETERMINATION OF AVAILABLE FUNDS
   a. Total Gross Collections                                                                    $ 14,709,007
   b. Withdrawal from Cash Collateral Account                                                    $    274,952
   c. Total Available Funds                                                                      $ 14,983,959
5. CLASS A-5 SWAP
   a. Payment Details
      1- Class A-5 Assumed Fixed Rate                                                                6.250000%
      2- Class A-5 Assumed Fixed Rate Day Count (30/360)                                            0.0833333
      3- Class A-5 Interest Rate (Libor + .125%)                                                     6.745000%
      4- Class A-5 Interest Rate Day Count (Actual/360)                                             0.0833333
      5- Class A-5 Principal Amount                                                              $ 12,341,578
   b. Net Payment Calculation
      1- Class A-5 Assumed Fixed Payment                                                         $     64,279
      2- Class A-5  Interest Payment                                                             $     69,370
      3- Net Class A-5 Swap Payment From/(To) the Trust                                          $     (5,091)

6. APPLICATION OF AVAILABLE FUNDS

--------------------------------------------------------------------------------------------------
                 ITEM                                       AMOUNT       REMAINING AVAILABLE FUNDS
--------------------------------------------------------------------------------------------------
     a. Total Available Funds                                                   14,983,959
     b. Servicing Fee                                        229,203            14,754,756
     c. Interest on Notes:
        i) Class A-1 Notes                                      --              14,754,756
        ii) Class A-2 Notes                                     --              14,754,756
        iii) Class A-3 Notes                                    --              14,754,756
        iv) Class A-4 Notes                                  569,144            14,185,612
        v) Class A-5 Swap Net Settlement                      (5,091)           14,190,702
        vi) Class A-5 Notes                                   69,370            14,121,332
        vii) Class B Notes                                   369,908            13,751,425
        vii) Class C Funding Account                         185,814            13,565,611
     d. Principal on Notes:
        i) Class A-1 Notes                                      --              13,565,611
        ii) Class A-2 Notes                                     --              13,565,611
        iii) Class A-3 Notes                                    --              13,565,611
        iv) Class A-4 Notes                               12,200,874             1,364,737
        v) Class A-5 Notes                                 1,364,737                    (0)
        vi) Class B Notes                                       --                      (0)
        vii) Class C Funding Account                            --                      (0)
     e. Deposit to Cash                                         --                      (0)
        Collateral Account
     f. Amount to be applied in                                 --                      (0)
        accordance with CCA
        Loan Agreement
     g. Balance, if any, to Equity Certificates                   (0)                 --



7. ACCRUED MONTHLY PRINCIPAL AND INTEREST DEPOSITED INTO THE CLASS C FUNDING ACCOUNT

        Collection Period                               November-00
        Beginning Balance                                    0
        Principal Deposited                                  0
        Interest Deposited                               185,814
        ------------------                               -------
        Total Amount Available for Distribution           185,814
        Amount Distributed                                  0
        ------------------                                  -
        Ending Balance                                    185,814

8. QUARTERLY APPLICATION OF AVAILABLE FUNDS IN THE CLASS C FUNDING ACCOUNT

------------------------------------------------------------------------------------
        Item                                     Amount    Remaining Available Funds
------------------------------------------------------------------------------------
     a. Total Available Funds                                        185,814
     b. Interest to Class C Note Holders            0                185,814
     c. Principal to Class C Note Holders           0                185,814

III. INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

     1. BALANCE RECONCILIATION

------------------------------------------------------------------------------------------------------
                                                                                     DECEMBER 15, 2000
                             ITEM                                                      PAYMENT DATE
------------------------------------------------------------------------------------------------------
        a. Available Cash Collateral Amount (Beginning)                                 $ 24,574,216
        b. Deposits to Cash Collateral Account (II.5(f))                                $      --
        c. Withdrawals from Cash Collateral Account                                     $    274,952
        d. Releases of Cash Collateral Account Surplus                                  $    547,550
           (Excess, if any of (a) plus (b) minus (c) over (f))
        e. Available Cash Collateral Amount (End)                                       $ 23,751,714
           (Sum of (a) plus (b) minus (c) minus (d))
        f. Requisite Cash Collateral Amount                                             $ 23,751,714
        g. Cash Collateral Account Shortfall (Excess, if any, of (f) over (e))          $      --
     2. CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT
        a. For Payment Dates from, and including, the
           December  1997 Payment Date  to,
           and including, the December 1998 Payment Date
           1) Initial Cash Collateral Amount                                            $ 83,153,171
        b. For Payment Dates from, and including, the
           November 1998 Payment Date until
           the Final Payment Date, the sum of
           1) 8.5% of the Contract Pool Principal Balance                               $ 17,519,209
           2) The Aggregate Principal Balance of the Notes
           and the Equity Certificate Balance less the                                  $  6,232,505
           Contract Pool Principal Balance
           3) Total ((1) plus (2))                                                      $ 23,751,714
        c. Floor equal to the lesser of
            1) 2% of Cut-Off Date Contract Pool Principal                               $ 22,938,806
           Balance ($22,938,806); and
           2) the Aggregate Principal Balance of the Notes                              $212,340,848
        d. Requisite Cash Collateral Amount                                             $ 23,751,714
     3. CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS
        a. Interest Shortfalls                                                          $      --
        b. Principal Deficiency Amount                                                  $    274,952
        c. Principal Payable at Stated Maturity Date of                                 $      --
           Class of Notes or Equity Certificates
        d. Total Cash Collateral Account Withdrawals                                         274,952

IV. INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES

------------------------------------------------------------------------------------------------
            DISTRIBUTION                   CLASS A-1    CLASS A-2    CLASS A-3        CLASS A-4
               AMOUNTS                       NOTES        NOTES        NOTES            NOTES
------------------------------------------------------------------------------------------------
        1. Interest Due                       $--          $--          $--          $   569,144
        2. Interest Paid                      $--          $--          $--          $   569,144
        3. Interest Shortfall                 $--          $--          $--          $      --
        ((1) minus (2))
        4. Principal Due                      $--          $--          $--          $12,200,874
        5. Principal Paid                     $--          $--          $--          $12,200,874
        6. Total Distribution Amount          $--          $--          $--          $12,770,019
        ((2) plus (4))

------------------------------------------------------------------------------------------------
            DISTRIBUTION                   CLASS A-5    CLASS B      CLASS C
               AMOUNTS                       NOTES        NOTES        NOTES            TOTALS
------------------------------------------------------------------------------------------------
        1. Interest Due                       $69,370      $369,908     $--          $ 1,008,422
        2. Interest Paid                      $69,370      $369,908     $--          $ 1,008,422
        3. Interest Shortfall                 $--          $--          $--          $      --
        ((1) minus (2))
        4. Principal Due                      $1,364,737   $--          $--          $13,565,611
        5. Principal Paid                     $1,364,737   $--          $--          $13,565,611
        6. Total Distribution Amount          $1,434,106   $369,908     $--          $14,574,033
        ((2) plus (4))

V. INFORMATION REGARDING OTHER POOL CHARACTERISTICS

----------------------------------------------------------------------------------------------
                                                           AS OF END OF        AS OF END OF
                          ITEM                              NOVEMBER-00         OCTOBER-00
                                                         COLLECTION PERIOD   COLLECTION PERIOD
----------------------------------------------------------------------------------------------
        1.  ORIGINAL CONTRACT CHARACTERISTICS
            a. Original Number of Contracts                        75,651           N.A.
            b. Cut-Off Date Contract Pool                  $1,146,940,285           N.A.
               Principal Balance
            c. Original Weighted Average                             46.6           N.A.
               Remaining Term (in months)
            d. Weighted Average Original Term                        53.7           N.A.
               (in months)
        2.  CURRENT CONTRACT CHARACTERISTICS
            a. Number of Contracts                                 26,339          27,034
            b. Average Contract Principal Balance                  $7,825          $8,139
            c. Weighted Average Remaining Term                       19.6            20.4

VI. CAPITA EQUIPMENT RECEIVABLES TRUST 1997-1 PREPAYMENT SCHEDULE

-----------------------------------------------------------------------------------------------------------
  PAYMENT DATE                             SINCE ISSUE  PAYMENT DATE                            SINCE ISSUE
     PERIOD                                    CPR         PERIOD                                    CPR
-----------------------------------------------------------------------------------------------------------
         1          December-97              -0.436%          21           August-99                7.940%
         2           January-98               5.709%          22          September-99              8.047%
         3          February-98               6.693%          23           October-99               7.776%
         4            March-98                6.904%          24          November-99               7.545%
         5            April-98                7.280%          25          December-99               7.700%
         6             May-98                 7.462%          25           January-00               7.607%
         7            June-98                 6.903%          26          February-00               8.193%
         8            July-98                 7.298%          27            March-00                8.215%
         9           August-98                7.115%          28            April-00                8.508%
        10          September-98              7.118%          29             May-00                 8.326%
        11           October-98               6.694%          30            June-00                 8.519%
        12          November-98               6.643%          31            July-00                 8.585%
        13          December-98               7.065%          32           August-00                8.417%
        14           January-99               7.152%          33          September-00              8.565%
        15          February-99               7.261%          34           October-00               8.449%
        16            March-99                7.336%          35          November-00               8.515%
        17            April-99                7.666%          36          December-00               8.376%
        18             May-99                 7.937%
        19            June-99                 7.515%
        20            July-99                 7.873%

VII. PURCHASED, LIQUIDATED AND PAID CONTRACTS

        A COMPUTER LISTING OF ALL PURCHASED, LIQUIDATED AND PAID CONTRACTS HAS BEEN PROVIDED TO THE INDENTURE TRUSTEE.

                             Servicer's Certificate

   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of December 3, 1997 (the "Transfer and Servicing Agreement"), among Capita Equipment Receivables Trust 1997-1, Antigua Funding Corporation, Bankers Trust Company, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible
    Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on December 15, 2000.

  This Certificate shall constitute the Servicer's Certificate as required by
 Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.

                                 AT&T CAPITAL CORPORATION

                                 Glenn Votek
                                 Glenn Votek
                                 Executive Vice President, and Treasurer